U. S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:   December 27, 2004

KOLORFUSION INTERNATIONAL, INC.
(Exact Name of Small Business Issuer as Specified in its Charter)

COLORADO
(State or other Jurisdiction as Specified in Charter)

0-28351	84-1317836
(Commission file number)	(IRS Employer Identification Number)

7347 Revere Parkway
Centennial, Colorado 80112
(Address of Principal Executive Offices)

303.690.2910
(Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

        On December 19, 2004, the Board of Directors of Kolorfusion International Inc., a Colorado corporation (the “Company”), approved and authorized the termination of the services of Virchow, Krause & Company, LLP (“VK&Co.”) as principal independent accountant for the Company. The termination of the services of VK&Co. was a result of communication between the Company and VK&Co. dated December 16, 2004, and the subsequent decision by the Board of Directors of the Company that it would be in the best interests of the Company to effect a change in auditors in order to address the needs of a small business development company. During the Company’s two most recent fiscal years and any subsequent interim period preceding the resignation of VK&Co., there were no disagreements with VK&Co. which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of VK&Co., would have caused VK&Co. to make reference to the subject matter of the disagreements in connection with its reports. The report of VK&Co. for fiscal year ended June 30, 2004 and 2003 indicated the following:

        “The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discuss in Note 1 to the financial statements, the Company’s current liabilities exceeded its current assets as of June 30, 2004 and 2003. This raises substantial doubt about the Company’s ability to continue as a going concern. Management’s plans regarding these matters also are described in Note 1. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

        Except as described in the immediately preceding paragraph, the report of VK&Co. did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

        In response to the Company's request, VK&Co. has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter dated December 27, 2004 is attached as Exhibit 16 to this Form 8-K.

        As of the date of this Report, the Board of Directors of the Company has not approved nor authorized the engagement of a new principal independent accountant for the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits.

          16.      Letter on Change in Certifying Accountant from Virchow, Krause & Company, LLP dated December 27, 2004.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Kolorfusion International, Inc.
Date: December 27, 2004	By:	/s/ Stephen Nagel

Stephen Nagel President and Chief Executive Officer